Net Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2019
Earnings per share [abstract]
Schedule of net loss per share

	Year ended December 31,
	2019		2018		2017
	Weighted number of shares*)	Loss attributable to equity holders of the Company	Weighted number of shares*)	Loss attributable to equity holders of the Company	Weighted number of shares*)	Loss attributable to equity holders of the Company
Used in the computation of basic and diluted net loss	20,506,202	$10,328	16,640,446	$6,479	14,768,514	$7,054

*)	Computation of diluted loss per share did not include potential ordinary shares that would result from conversion of outstanding options and warrants, since their conversion has anti-dilutive effect.